Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 38.      Subsequent events

Repayment of loan from Credit Agreement with ExWorks Capital Fund I, L.P

On February 14, 2025, the Group paid USD 2.5 million as full and final settlement of the loan with ExWorks (see detail in Note 22).

M&A negotiations with the shareholders of IC’ALPS SAS

On February 27, 2025, the Group announced that it has entered into exclusive negotiations with the shareholders of IC’ALPS SAS (“IC’ALPS”), an ASIC design and supply specialist based in Grenoble, France, to acquire 100% of the share capital and voting rights of IC’ALPS. These exclusive negotiations result from the execution of a Letter of Intent with IC’ALPS and its shareholders. The acquisition is subject to, amongst other items, the completion of the appropriate due diligence, execution of definitive agreements, and authorization by French regulatory authorities. This strategic acquisition would reinforce SEALSQ’s commitment to advancing its Application-Specific Integrated Circuit (ASIC) development to meet the growing demand in the sector and add approximately 100 highly-skilled staff based out of IC’ALPS’ current centers in Grenoble and Toulouse, France.